UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2007

Double Eagle Petroleum CO.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Overland Trail, P.O. Box 766, Casper, Wyoming		82602
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3072379330

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2007, Double Eagle Petroleum Co. (the "Company") amended its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its Junior Participating Preferred Stock, Series B, issuable pursuant to the Rights Agreement dated as of August 24, 2007 (the "Rights Agreement"), between the Company and Computershare Trust Company, N.A., as Rights Agent. The full text of the Articles Supplementary is attached as Exhibit 3.1 hereto and incorporated by reference herein. The full text of the Rights Agreement is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

3.1 Articles Supplementary of Junior Participating Preferred Stock, Series B, dated as of August 21, 2007.
4.1 Rights Agreement, dated as of August 24, 2007 (incorporated herein by reference to the Company’s Form 8-A filed on August 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum CO.

August 28, 2007	By:	/s/ Stephen H. Hollis

Name: Stephen H. Hollis
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of Junior Participating Preferred Stock, Series B, dated as of August 21, 2007.
4.1	Rights Agreement, dated as of August 24, 2007 (incorporated herein by reference to the Company's Form 8-A filed on August 24, 2007).